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                                                                      Exhibit 24


                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that, I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Jay Fishman, Thomas Bradley, Thomas Bergmann, John MacColl and Bruce Backberg, and each of them, with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 for the registration of trust preferred securities to be issued through a Delaware business trust established by The St. Paul, junior subordinated debentures of The St. Paul and a guarantee relating to the trust preferred securities (the "Registration Statement") under the authority granted by the Board of Directors of The St. Paul at its October 29, 2001 meeting, to be filed with the Securities and Exchange Commission by The St. Paul, and any and all amendments (including post-effective amendments) to the Registration Statement, and any related registration statement to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, ("Rule 462(b) Registration Statement") and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendment thereto (and any Rule 462(b) Registration Statement), in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments or Rule 462(b) Registration Statement.


                                        Signature: /s/ Carolyn H. Byrd
                                                   -------------------

                                        Name:  Carolyn H. Byrd

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                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that, I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Jay Fishman, Thomas Bradley, Thomas Bergmann, John MacColl and Bruce Backberg, and each of them, with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 for the registration of trust preferred securities to be issued through a Delaware business trust established by The St. Paul, junior subordinated debentures of The St. Paul and a guarantee relating to the trust preferred securities (the "Registration Statement"), under the authority granted by the Board of Directors of The St. Paul at its October 29, 2001 meeting, to be filed with the Securities and Exchange Commission by The St. Paul, and any and all amendments (including post-effective amendments) to the Registration Statement, and any related registration statement to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, ("Rule 462(b) Registration Statement") and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendment thereto (and any Rule 462(b) Registration Statement), in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments or Rule 462(b) Registration Statement.


                                        Signature: /s/ H. Furlong Baldwin
                                                   ----------------------

                                        Name:  H. Furlong Baldwin

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                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that, I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Jay Fishman, Thomas Bradley, Thomas Bergmann, John MacColl and Bruce Backberg, and each of them, with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 for the registration of trust preferred securities to be issued through a Delaware business trust established by The St. Paul, junior subordinated debentures of The St. Paul and a guarantee relating to the trust preferred securities (the "Registration Statement"), under the authority granted by the Board of Directors of The St. Paul at its October 29, 2001 meeting, to be filed with the Securities and Exchange Commission by The St. Paul, and any and all amendments (including post-effective amendments) to the Registration Statement, and any related registration statement to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, ("Rule 462(b) Registration Statement") and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendment thereto (and any Rule 462(b) Registration Statement), in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments or Rule 462(b) Registration Statement.


                                        Signature: /s/ John H. Dasburg
                                                   -------------------

                                        Name:  John H. Dasburg

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                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that, I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Jay Fishman, Thomas Bradley, Thomas Bergmann, John MacColl and Bruce Backberg, and each of them, with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 for the registration of trust preferred securities to be issued through a Delaware business trust established by The St. Paul, junior subordinated debentures of The St. Paul and a guarantee relating to the trust preferred securities (the "Registration Statement"), under the authority granted by the Board of Directors of The St. Paul at its October 29, 2001 meeting, to be filed with the Securities and Exchange Commission by The St. Paul, and any and all amendments (including post-effective amendments) to the Registration Statement, and any related registration statement to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, ("Rule 462(b) Registration Statement") and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendment thereto (and any Rule 462(b) Registration Statement), in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments or Rule 462(b) Registration Statement.


                                        Signature: /s/ Janet M. Dolan
                                                   ------------------

                                        Name:  Janet M. Dolan

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that, I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Jay Fishman, Thomas Bradley, Thomas Bergmann, John MacColl and Bruce Backberg, and each of them, with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 for the registration of trust preferred securities to be issued through a Delaware business trust established by The St. Paul, junior subordinated debentures of The St. Paul and a guarantee relating to the trust preferred securities (the "Registration Statement"), under the authority granted by the Board of Directors of The St. Paul at its October 29, 2001 meeting, to be filed with the Securities and Exchange Commission by The St. Paul, and any and all amendments (including post-effective amendments) to the Registration Statement, and any related registration statement to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, ("Rule 462(b) Registration Statement") and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendment thereto (and any Rule 462(b) Registration Statement), in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments or Rule 462(b) Registration Statement.


                                        Signature: /s/ Kenneth M. Duberstein
                                                   -------------------------

                                        Name:  Kenneth M. Duberstein

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that, I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Jay Fishman, Thomas Bradley, Thomas Bergmann, John MacColl and Bruce Backberg, and each of them, with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 for the registration of trust preferred securities to be issued through a Delaware business trust established by The St. Paul, junior subordinated debentures of The St. Paul and a guarantee relating to the trust preferred securities (the "Registration Statement"), under the authority granted by the Board of Directors of The St. Paul at its October 29, 2001 meeting, to be filed with the Securities and Exchange Commission by The St. Paul, and any and all amendments (including post-effective amendments) to the Registration Statement, and any related registration statement to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, ("Rule 462(b) Registration Statement") and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendment thereto (and any Rule 462(b) Registration Statement), in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments or Rule 462(b) Registration Statement.


                                        Signature: /s/ Pierson M. Grieve
                                                   ---------------------

                                        Name:  Pierson M. Grieve

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that, I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Jay Fishman, Thomas Bradley, Thomas Bergmann, John MacColl and Bruce Backberg, and each of them, with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 for the registration of trust preferred securities to be issued through a Delaware business trust established by The St. Paul, junior subordinated debentures of The St. Paul and a guarantee relating to the trust preferred securities (the "Registration Statement"), under the authority granted by the Board of Directors of The St. Paul at its October 29, 2001 meeting, to be filed with the Securities and Exchange Commission by The St. Paul, and any and all amendments (including post-effective amendments) to the Registration Statement, and any related registration statement to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, ("Rule 462(b) Registration Statement") and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendment thereto (and any Rule 462(b) Registration Statement), in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments or Rule 462(b) Registration Statement.


                                        Signature: /s/ Thomas R. Hodgson
                                                   -------------------------

                                        Name: Thomas R. Hodgson

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that, I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Jay Fishman, Thomas Bradley, Thomas Bergmann, John MacColl and Bruce Backberg, and each of them, with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 for the registration of trust preferred securities to be issued through a Delaware business trust established by The St. Paul, junior subordinated debentures of The St. Paul and a guarantee relating to the trust preferred securities (the "Registration Statement"), under the authority granted by the Board of Directors of The St. Paul at its October 29, 2001 meeting, to be filed with the Securities and Exchange Commission by The St. Paul, and any and all amendments (including post-effective amendments) to the Registration Statement, and any related registration statement to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, ("Rule 462(b) Registration Statement") and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendment thereto (and any Rule 462(b) Registration Statement), in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments or Rule 462(b) Registration Statement.


                                        Signature: /s/ William H. Kling
                                                   -------------------------

                                        Name:  William H. Kling

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that, I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Jay Fishman, Thomas Bradley, Thomas Bergmann, John MacColl and Bruce Backberg, and each of them, with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 for the registration of trust preferred securities to be issued through a Delaware business trust established by The St. Paul, junior subordinated debentures of The St. Paul and a guarantee relating to the trust preferred securities (the "Registration Statement"), under the authority granted by the Board of Directors of The St. Paul at its October 29, 2001 meeting, to be filed with the Securities and Exchange Commission by The St. Paul, and any and all amendments (including post-effective amendments) to the Registration Statement, and any related registration statement to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, ("Rule 462(b) Registration Statement") and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendment thereto (and any Rule 462(b) Registration Statement), in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments or Rule 462(b) Registration Statement.


                                        Signature: /s/ Douglas W. Leatherdale
                                                   --------------------------

                                        Name:  Douglas W. Leatherdale

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that, I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Jay Fishman, Thomas Bradley, Thomas Bergmann, John MacColl and Bruce Backberg, and each of them, with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 for the registration of trust preferred securities to be issued through a Delaware business trust established by The St. Paul, junior subordinated debentures of The St. Paul and a guarantee relating to the trust preferred securities (the "Registration Statement"), under the authority granted by the Board of Directors of The St. Paul at its October 29, 2001 meeting, to be filed with the Securities and Exchange Commission by The St. Paul, and any and all amendments (including post-effective amendments) to the Registration Statement, and any related registration statement to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, ("Rule 462(b) Registration Statement") and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendment thereto (and any Rule 462(b) Registration Statement), in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments or Rule 462(b) Registration Statement.


                                        Signature: /s/ Glen D. Nelson, M.D.
                                                   ------------------------

                                        Name:  Glen D. Nelson, M.D.

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that, I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Jay Fishman, Thomas Bradley, Thomas Bergmann, John MacColl and Bruce Backberg, and each of them, with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 for the registration of trust preferred securities to be issued through a Delaware business trust established by The St. Paul, junior subordinated debentures of The St. Paul and a guarantee relating to the trust preferred securities (the "Registration Statement"), under the authority granted by the Board of Directors of The St. Paul at its October 29, 2001 meeting, to be filed with the Securities and Exchange Commission by The St. Paul, and any and all amendments (including post-effective amendments) to the Registration Statement, and any related registration statement to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, ("Rule 462(b) Registration Statement") and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendment thereto (and any Rule 462(b) Registration Statement), in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments or Rule 462(b) Registration Statement.


                                        Signature: /s/ Gordon M. Spenger
                                                   ---------------------

                                        Name:  Gordon M. Spenger